                             TERMINATION AGREEMENT


         THIS TERMINATION AGREEMENT is dated as of July 25, 1997, by and among The Jordan Company, Jordan Industries, Inc., an Illinois corporation ("Jordan Industries"), JII, Inc., a Delaware corporation ("JII"), TJC Management Corporation, a Delaware corporation ("TJC", and together with Jordan Industries and JII, the "Consultants"), and each of the other parties a signatory hereto (together with Jordan Industries, JII and TJC, the "Subject Companies").

                              W I T N E S S E T H:

         WHEREAS, the Consultants and the Subject Companies desire to terminate all prior arrangements, practices and agreements whereby any of the Consultants provided advisory, consulting or management services to the Subject Companies in consideration for advisory, consulting or management fees (the "Old Consulting Agreements"), other than the provisions thereof relating to indemnification by the parties thereto, and replace the Old Consulting Agreements with the agreements listed on the attached Exhibit B (the "New Consulting Agreements").

         WHEREAS, the termination of the Old Consulting Agreements is contingent upon the consummation of the offering of $120,000,000 initial aggregate principal amount of 10 3/8% Senior Notes due 2007 of Jordan Industries (the "Offering").

         NOW, THEREFORE, it is agreed as follows:

         1. Termination of the Old Consulting Agreements.

              (a) Effective upon the completion of the Offering, the Old Consulting Agreements, other than the provisions thereof relating to indemnificaiton by the parties thereto, shall be terminated and shall have no further force or effect. The provisions of any tax sharing agreements and notes evidencing intercompany borrowings between or among the parties hereto shall not affected by this Agreement.

              (b) In connection with the termination of the Old Consulting Agreements and simultaneously with the consummation of the JTP Recapitalization (as such term is defined in the Offering Circular, dated July 21, 1997, used in connection with the Offering) each of AIM Electronics Corporation, Jordan Telecommunications Product Group, Inc., Jordan Telecommunications Product Group-Europe, Inc., Vitelec Electronics Limited, LoDan West, Inc., Johnson Components, Inc., Viewsonics, Inc., Shanghai Viewsonics Electronics Co.,

Ltd., Adapt Communication Supply Co. S. Fl. Inc., Northern Technologies Holdings, Inc., Northern Technologies, Inc., Dura-Line Corporation, Dura-Line Mexico S.A. de C.V., Dura-Line CT s.r.o., Dura-Line Limited, Dura-Line (Israel) LTD., Dura-Line International, Inc., Dura-Line Shanghai Plastics Co., Ltd., Diversified Wire & Cable, Inc., Bond Holdings, Inc., Bond Technologies, Inc., Cable Spec Ltd., Balance Mfg. Services of Southern California, Inc., Balance Mfg. Services, Inc., BSM, Inc., and Cambridge Products Corporation (collectively, the "JTP Subsidiaries") shall pay such accrued and unpaid fees and interest owed by them under the Old Consulting Agreement, as are set forth in Section I of Exhibit A hereto.

              (c) In connection with the termination of the Old Consulting Agreements, each Subject Company other than the JTP Subsidiaries shall pay such accrued and unpaid fees and interest owed under the Old Consulting Agreements as are set forth in Section II of Exhibit A hereto at any time, and from time to time, prior to January 31, 1998; provided, that any amounts unpaid on and after January 31, 1998 will be payable upon demand, together with interest accrued on any unpaid amounts accruing at a rate of 1% for each 30 day period such amounts remain unpaid.

              (d) The Consultants and their direct and indirect affiliates shall have no liability to any of the Subject Companies on account of any advice which was rendered to any of them, whether under the Old Consulting Agreements or otherwise; provided, that the Consultants believed in good faith that such advice was useful or beneficial to the Subject Companies at the time it was rendered, including any advice rendered under the Old Consulting Agreements. The Consultants and their affiliates will not be liable to any of the Subject Companies as a result of or in connection with services or other activities performed on behalf of any of them, whether under the Old Consulting Agreements or otherwise, except with regard to their gross negligence or willful misconduct.

              (e) The Subject Companies will, to the fullest extent permitted by applicable law, indemnify and hold harmless the Consultants and their direct and indirect affiliates and associates, and each of their owners, partners, officers, employees and agents, from and against any loss, liability, damage, claim or expenses (including the fees and expenses of counsel) arising as a result or in connection with any services or other activities on behalf of the Subject Companies, including any services or activities rendered under the Old Consulting Agreements.

         II. Miscellaneous.

              (a) This Agreement sets forth the entire understanding of the parties hereto. This Agreement or any provision hereof may not be modified, waived, terminated or amended except expressly by an instrument in writing signed by the Consultants and the Subject Companies.

              (b) This Agreement may not be assigned by any of the parties without the consent of all of the other parties hereto, and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns upon such permitted assignment.

              (c) In the event that any provision of this Agreement shall be held to be void or unenforceable, in whole or in part, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

              (d) Except as otherwise specifically provided herein, notice given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail to the address of the party for whom intended at the principal executive offices of such party, or at such other address as such party may hereafter specify by written notice to the other party.

              (e) No waiver by any party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained.

              (f) The Consultants and their respective personnel shall, for purposes of this Agreement, be independent contractors with respect to the Subject Companies.

              (g) This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       THE JORDAN COMPANY


                                       By:
                                          ------------------------------------
                                          Name:  John W. Jordan, II
                                          Title: Partner

                                       TJC MANAGEMENT CORPORATION

                                       By:
                                          ------------------------------------
                                          Name:  G. Robert Fisher
                                          Title: Secretary

                                       JORDAN INDUSTRIES, INC.
                                       JII, INC.
                                       JI PROPERTIES, INC.
                                       J.I. FINANCE COMPANY
                                       CAPE CRAFTSMAN, INC.
                                       WELCOME HOME, INC.
                                       HOME AGAIN STORES, INC.
                                       THE IMPERIAL ELECTRIC COMPANY
                                       THE SCOTT MOTORS COMPANY
                                       GEAR RESEARCH, INC.
                                       MOTORS AND GEARS HOLDINGS, INC.
                                       MOTORS AND GEARS, INC.
                                       MOTORS AND GEARS INDUSTRIES, INC.
                                       MERKLE-KORFF INDUSTRIES, INC.
                                       FIR GROUP HOLDINGS, INC.
                                       MOTORS AND GEARS AMSTERDAM B.V.
                                       MOTORS AND GEARS HOLDINGS
                                         AMSTERDAM B.V.
                                       FIR GROUP HOLDINGS ITALIA, S.r.l.
                                       CONSTRUGIONI INTALIANE MOTORI
                                         ELETTRICI, S.p.a.
                                       SELIOSISTERNI, S.p.a.
                                       FIR ELECTROMECCANICA, S.p.a.
                                       SPL HOLDINGS, INC.
                                       VALMARK INDUSTRIES, INC.
                                       PAMCO PRINTED TAPE & LABEL CO., INC.
                                       SALES PROMOTION ASSOCIATES, INC.
                                       SEABOARD FOLDING BOX CORPORATION
                                       BEEMAK PLASTICS, INC.

                                       JII/SALES PROMOTION ASSOCIATES, INC.
                                       THE OLD IMPERIAL ELECTRIC COMPANY
                                       THE OLD SCOTT MOTORS COMPANY
                                       OLD GEAR RESEARCH, INC.
                                       DACCO, INCORPORATED
                                       DETROIT TRANSMISSION PRODUCTS CO.
                                       DACCO/DETROIT OF OHIO, INC.
                                       ABC TRANSMISSION PARTS
                                         WAREHOUSE, INC.
                                       DACCO/DETROIT OF MINNESOTA, INC
                                       DACCO/DETROIT OF INDIANA, INC.
                                       DACCO/DETROIT OF
                                         NORTH CAROLINA, INC.
                                       DACCO/DETROIT OF MEMPHIS, INC.
                                       DACCO/DETROIT OF ALABAMA, INC.
                                       DACCO/DETROIT OF MICHIGAN, INC.
                                       DACCO/DETROIT OF TEXAS, INC.
                                       DACCO/DETROIT OF WEST VIRGINIA, INC.
                                       BORG MANUFACTURING
                                       NASHVILLE TRANSMISSION PARTS, INC.
                                       DACCO/DETROIT OF FLORIDA, INC.
                                       DACCO/DETROIT OF COLORADO, INC.
                                       DACCO/DETROIT OF MISSOURI, INC.
                                       DACCO/DETROIT OF ARIZONA, INC.
                                       DACCO/DETROIT OF NEBRASKA, INC.
                                       DACCO/DETROIT OF NEW JERSEY, INC.
                                       DACCO/DETROIT OF OKLAHOMA, INC.
                                       DACCO/DETROIT OF
                                         SOUTH CAROLINA, INC.
                                       DACCO INTERNATIONAL, INC.
                                       PARSONS PRECISION PRODUCTS, INC.
                                       SATE-LITE MANUFACTURING COMPANY
                                       RIVERSIDE BOOK AND BIBLE HOUSE,
                                         INCORPORATED
                                       AIM ELECTRONICS CORPORATION
                                       JORDAN TELECOMMUNICATIONS
                                         PRODUCT GROUP, INC.
                                       JORDAN TELECOMMUNICATIONS
                                         PRODUCT GROUP - EUROPE, INC.
                                       VITELEC ELECTRONICS LIMITED
                                       LODAN WEST, INC.
                                       JOHNSON COMPONENTS, INC.
                                       VIEWSONICS, INC.

                                       SHANGHAI VIEWSONICS ELECTRONICS
                                         CO., LTD.
                                       ADAPT COMMUNICATION
                                         SUPPLY CO. S. FL., INC.
                                       NORTHERN TECHNOLOGIES
                                         HOLDINGS, INC.
                                       NORTHERN TECHNOLOGIES, INC.
                                       DURA-LINE CORPORATION
                                       DURA-LINE MEXICO S.A. de C.V.
                                       DURA-LINE CT s.r.o.
                                       DURA-LINE LIMITED
                                       DURA-LINE (ISRAEL) LTD
                                       DURA-LINE INTERNATIONAL, INC.
                                       DURA-LINE SHANGHAI PLASTICS CO., LTD.
                                       DIVERSIFIED WIRE & CABLE CO.
                                       BOND HOLDINGS, INC.
                                       BOND TECHNOLOGIES, INC.
                                       CABLE SPEC. LTD.
                                       BALANCE MFG. SERVICES OF
                                         SOUTHERN CALIFORNIA, INC.
                                       BALANCE MFG. SERVICES, INC.
                                       BSM, INC.
                                       CAMBRIDGE PRODUCTS CORPORATION


                                       By:
                                          ------------------------------------
                                          Name:  Thomas H. Quinn
                                          Title: Authorized Officer

                                   EXHIBIT A:


[TO COME FROM TOM SPIELBERGER THURSDAY MORNING]


I.  Fees and accrued interest for JTP Subsidiaries


    Name                Fees           Interest     Consultant
    ----                ----           --------     ----------




II. Fees and accrued interest for other Subject Companies


    Name                Fees           Interest     Consultant
    ----                ----           --------     ----------

                                   EXHIBIT B:


                           New Consulting Agreements